INFINITY PROPERTY AND CASUALTY CORPORATION 10-Q

                                   EXHIBIT 99

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
       A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT WILL BE RETAINED BY THE REGISTRANT AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS
                              STAFF UPON REQUEST.

In connection with the filing with the Securities and Exchange Commission of the Quarterly Report of Infinity Property and Casualty Corporation (the "Company") on Form 10-Q for the period ended March 31, 2003 (the "Report"), each of the undersigned officers of the Company certifies, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




May 14, 2003                                 BY: s/JAMES R. GOBER
------------------------                         -------------------------------
Date                                             James R. Gober
                                                 Chief Executive Officer




May 14, 2003                                 BY: s/ROGER SMITH
------------------------                         -------------------------------
Date                                             Roger Smith
                                                 Chief Financial Officer












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